UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2002


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


        Maryland                           0-22345             52-1974638
        --------                          ---------            ----------
(State or other jurisdiction of   (Commission file number)  (IRS Employer
incorporation or organization)                               Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                      -----
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Event

SHORE BANCSHARES, INC. ACQUIRES ASSETS OF THE AVON-DIXON AGENCY, INC. AND SUBSIDIARIES

May 1, 2002

Shore Bancshares, Inc., a Maryland financial holding company, announced today that it has completed its acquisition of certain assets of The Avon-Dixon Agency, Inc. and its subsidiaries, all located in Easton, Maryland.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibit 99.1  --  Press Release dated May 1, 2002.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SHORE BANCSHARES, INC. (REGISTRANT)

Dated:   May 1, 2002                   By: /s/ W. Moorhead Vermilye
                                           -------------------------------------
                                           W. Moorhead Vermilye
                                           President and CEO

                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

Exhibit 99.1     Press Release dated May 1, 2002.